UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2017 (December 22, 2017)

TRISTAR WELLNESS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29981	91-2027724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7047 E. Greenway Parkway, Suite 250

Scottsdale, AZ 85254

(Address of principal executive offices) (zip code)

(877) 669-5888

(Registrant’s telephone number, including area code)

___________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Management’s Discussion and Analysis of Financial Condition

Item 1.03 Company Operations

Bankruptcy or Receivership. On January 15, 2016 TriStar Wellness Solutions, Inc. (the “Company”) ceased operations and commenced bankruptcy proceedings (the “Chapter 7 Case”) by filing a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §§101 et seq. (the “Code”), to initiate an orderly liquidation of the assets of the Company. The Chapter 7 Case was filed in the United States Bankruptcy Court for the District of Oregon. As a result of the filing, a Chapter 7 trustee will be appointed in the Chapter 7 Case (the “Chapter 7 Trustee”), and the assets of the Company will be liquidated in accordance with the Code.

On November 16, 2017, the United States Bankruptcy Court for the District of Oregon discharged the appointed bankruptcy Trustee and the case was dismissed with the Bankruptcy Court retaining jurisdiction over the case for any proceeding pending at the time of closure.

SECTION 5.07 –Submission of Matters to a Vote of Shareholders

A Special Meeting of the Shareholders of TRISTAR WELLNESS SOLUTIONS, INC. (the “Company”) was held at 10:00 AM EST on December 21, 2017. The Special Meeting of Shareholders was noticed by mail to shareholders of record as of December 8, 2017. The notice was mailed to shareholders on or about December 11, 2017.

Mr. Thomas S. Gallagher, Esq., the Company’s outside legal counsel, confirmed that there were present at the Company’s Special Meeting shareholders holding 109,576,177 votes out of a total of 173,063,390 votes authorized to vote on all matters coming before the shareholders for a vote. The 109,576,177 votes represented 63.3% of all votes authorized to vote at the meeting. Mr. Gallagher, as inspector of elections, declared that based on the number of votes present at the Special Meeting a quorum existed and that the Special Meeting could thus proceed.

SECTION 5.03 Amendments to the Articles of Incorproation

The Special Meeting was then called to order by Mr. Robert Ramsey, the Chief Executive Officer (“CEO”) and a Director of the Company. The first matter to come before the shareholders was the consideration and approval of the amended and restated bylaws of the Company which had been approved by the Company’s Board of Directors. A vote was called and 109,576,177 votes, constituting 100% of the votes present at the Special Meeting and 63.3% of all votes eligible to vote, voted in favor of the amendment and restatement of the bylaws as presented. There were no votes cast against the proposed amended and restated bylaws. The amended and restated bylaws became effective immediately.

The second matter to come before the Special Meeting of Shareholders was the amendment of the Company’s Articles of Incorporation to change the name of the Company to InveriTech Solutions, Inc. A vote of the shareholders was called and all 109,576,177 votes or 100% of the votes present at the Special Meeting (and 63.3% of all votes eligible to be cast), voted in favor of the amendment to the Company’s Articles of Incorporation. There were no votes cast against the amendment nor were there any abstentions. The amendment of the Articles of Incorporation will become effective upon the filing of the amendment to the certificate of incorporation with the Nevada Secretary of State and the receipt of any necessary regulatory approvals, including receipt of a new stock trading symbol.

The third matter to be considered and voted on by the shareholders at the Special Meeting was the amendment of the Company’s Articles of Incorporation to approve a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001per share (the “Common Stock”) under which each twenty (20) shares of Company Common Stock par $0.0001 will be exchanged for one (1) share of Common Stock par value $0.0001. A vote of the shareholders was called and 109,576,177 votes representing 100% of the votes present at the Special Meeting (and 63.3% of all votes eligible to cast a vote) voted for the amendment to the Articles of Incorporation, and no votes were cast against or abstained. This amendment to the Company’s Articles of Incorporation shall take effect upon filing with the Nevada Secretary of State and the receipt of any necessary regulatory approvals.

The fourth matter to be considered by the shareholders at the Special Meeting was the amendment of the Company’s Articles of Incorporation to authorize the increase in the number of authorized shares of Capital Stock from 60,000,000 with 50,000,000 shares of $0.0001 par value Common stock and 10,000,000 shares $0.0001 par value preferred stock to 400,000,000 shares of capital stock consisting of 380,000,000 shares of $0.0001 par value Common Stock of the Company and 20,000,000 shares of $0.0001 par value preferred stock. A vote of the shareholders was called and 109,576,177 votes representing 100% of the votes present at the Special Meeting (and 63.3% of all votes eligible to cast a vote) voted for the amendment to the Articles of Incorporation, and no votes were cast against or abstained. This amendment to the Company’s Articles of Incorporation shall take effect upon filing with the Nevada Secretary of State and the receipt of any necessary regulatory approvals.

The fifth matter to be considered by the shareholders at the Special Meeting was the ratification and approval of the employment agreement for Mr. Robert Ramsey, CEO of the Company, which had already been approved by the Company’s Board of Directors. A vote of the shareholders was called and 109,576,177 votes representing 100% of the votes present at the Special Meeting (and 63.3% of all votes eligible to cast a vote) voted for ratification and approval of Mr. Ramsey’s employment agreement with the Company, and no votes were cast against or abstained.

The sixth and final matter to be considered by the shareholders at the Special Meeting was the approval of a resolution directing the Company’s officers and directors undertake such actions as may be necessary or deemed appropriate to carry out the resolutions approved at the Special Meeting. A vote of the shareholders was called and 109,576,177 votes representing 100% of the votes present at the Special Meeting (and 63.3% of all votes eligible to cast a vote) voted for approval of the resolution, and no votes were cast against or abstained.

There being no further business, the Special Meeting was adjourned at 10:45 AM EST.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

9.01	MINUTES OF SPECIAL MEETING OF THE SHAREHOLDERS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriStar Wellness Solutions, Inc. a Nevada corporation

Dated: December 28, 2017	By:	/s/ Robert Ramsey
	Name:	Robert Ramsey
	Its:	Chief Executive Officer